Exhibit 10.44

SECOND AMENDMENT TO

SEVENTH AMENDMENT AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SEVENTH AMENDMENT AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of the 30th day of June, 2002, among LANCER PARTNERSHIP, LTD., a Texas limited partnership (“Operating Subsidiary”), and LANCER DE MEXICO, S.A. de C.V., formerly known as NUEVA DISTRIBUIDORA LANCERMEX, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of the United Mexican States (“Mexico Subsidiary”) (Operating Subsidiary and Mexico Subsidiary are hereinafter referred to individually as a “Borrower” and collectively as “Borrowers”); LANCER CORPORATION, a Texas corporation (“Parent Company”); LANCER CAPITAL CORPORATION, a Delaware corporation (“Lancer Capital”) and LANCER INTERNATIONAL SALES, INC., a Texas corporation, (“Lancer International”) SERVICIOS LANCERMEX, S.A. de C.V, a sociedad anónima de capital variable organized under the laws of the United Mexican States (“Servicios Lancermex”), INDUSTRIAS LANCERMEX, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of the United Mexican States (“Industrias Lancermex”) (Lancer Capital, Lancer International, Servicios Lancermex, Industrias Lancermex and Operating Subsidiary, individually, a “Guarantor” and collectively, the “Guarantors”); and THE FROST NATIONAL BANK (“Frost”), a national banking association, individually and as agent for the Banks, HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation (“Harris”), individually, and WHITNEY NATIONAL BANK, a national banking association (“Whitney”), individually (individually, a “Bank” and collectively, the “Banks”).

RECITALS

A.               Borrowers, Parent Company, Guarantors and Banks entered into that certain Seventh Amendment and Restated Credit Agreement dated effective June 30, 2000, as amended pursuant to that certain First Amendment to Seventh Amendment and Restated Credit Agreement dated as of June 30, 2001 (as amended, modified, restated and supplemented from time to time, the “Credit Agreement”).

B.                Borrower has requested that the Banks renew and extend the Loans and Commitments and to modify certain of the covenants contained in the Credit Agreement.

C.                The Banks are willing to agree to such requested change on the terms and conditions set forth in this Amendment.

AGREEMENTS

In consideration of the foregoing premises, the mutual agreements contained herein and other good and valuable consideration and reasonably equivalent value, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the respective meanings set forth in the Credit Agreement.

2.                The reference to “$12,923,750.00” in the third grammatical sentence of Section 2.1(a)(1) of the Credit Agreement is deleted and replaced with “$10,186,750.00”

3.                The reference to “$1,900,000.00” in the second grammatical sentence of Section 2.1(a)(2) of the Credit Agreement is deleted and replaced with “$1,300,000.00.”

4.                The reference to “July 15, 2003” in the last paragraph of Section 2.7 of the Credit Agreement is changed to “July 15, 2005.”

5.                Each of the references to “July 15, 2003” in Sections 2.9(a) and (b) of the Credit Agreement are each changed to “July 15, 2005.”

6.                The text of Section 2.9(c) of the Credit Agreement is herby deleted in its entirety and replaced with “Intentionally omitted.”

7.                Section 6.1(b)(i) of the Credit Agreement is hereby amended to add the parenthetical phrase “(excluding gains or losses as a result of discontinued operations in Brazil)” immediately after the phrase “EBIT of the Companies determined on a consolidated basis.”

8.                Section 6.1(g)(ii) of the Credit Agreement is hereby amended to add the parenthetical phrase “(excluding gains or losses as a result of discontinued operations in Brazil)” immediately after the phrase “Consolidated EBITDA for the four-quarter period ending as of the end of such Fiscal Quarter.”

9.                Section 6.1(h) of the Credit Agreement is hereby amended to add the following at the end of said section:

1/1/96 through 12/31/03	$32,000,000
1/1/96 through 12/31/04	$36,000,000
1/1/96 through 12/31/05	$40,000,000	.

10.              Section 6.1(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

(i)            the ratio of (i) Cost of Goods Sold for the four-quarter period ending as of the end of each Fiscal Quarter to (ii) Total Inventory as of the end of any Fiscal Quarter, to be less than for the four-quarter period ending as of the end of such Fiscal Quarter set out below opposite the period in which such Fiscal Quarter ends:

as of the end of each Fiscal Quarter	2.00 to 1.00
as of the end of each Fiscal Year	2.50 to 1.00	.

11.              Section 6.1(j)(a) of the Credit Agreement is hereby amended to add the parenthetical phrase “(excluding gains or losses as a result of discontinued operations in Brazil)” immediately after the phrase “consolidated EBITDA.”

12.              Annex A of the Credit Agreement is hereby deleted in its entirety and replaced with Annex A attached hereto and incorporated herein.

13.              Exhibit M — Compliance Certificate is hereby amended to incorporate the changes shown above to subsections 6.1 (b), (g), (h), (i) and (j) of the Credit Agreement.

14.              By execution hereof, Parent Company also reaffirms and renews that certain Stock Pledge Agreement executed by Parent Company dated as of June 30, 2000.

15.              In order to induce the Agent and the Banks to enter into this Amendment, each Borrower hereby represents and warrants to the Agent and the Banks that, as of the date of this Amendment, (a) the representations and warranties set forth in the Credit Agreement and each other Loan Document are true and correct as if made on and as of the date hereof (other than those representations and warranties expressly limited by their terms to a specific date), (b) no Default or Event of Default has occurred and is continuing, except as already acknowledged in writing by Banks, and (c) no event has occurred since the date of the most recent financial statements delivered pursuant to Section 5.1 of the Credit Agreement that has caused a Material Adverse Effect, except as acknowledged in writing by Banks.

16.              Each Borrower hereby acknowledges and agrees that, to the best of their knowledge and belief, no facts events status or conditions presently exist which, either now or with the passage of time or the giving of notice or both, presently constitute or will constitute a basis for any claim or cause of action against any of the Banks, or any defense to the payment of any of the indebtedness evidenced or to be evidenced by any of the Loan Documents.

17.              In the event that any one or more of the provisions contained in this Amendment shall be determined invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Amendment shall not be impaired in any way.

18.              When required or implied by the context used, defined terms used herein shall include the plural as well as the singular, and vice versa.

19.              This Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas and applicable federal laws of the United States of America.  This Amendment has been entered into in Bexar County, Texas and shall be performable for all purposes in Bexar County, Texas.  The courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Amendment; and any such dispute shall be heard in the county or judicial district of the principal place of business of The Frost National Bank.

20.              This Amendment shall be binding upon and inure to the benefit of all parties hereto and their respective successors and assigns; provided, however, that neither of the Borrowers nor any of their respective successors or assigns may, without the prior written consent of all of the Banks, assign any rights, powers, duties or obligations hereunder.

21.              This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

22.              This Amendment constitutes a Loan Document.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories to be effective as of the day and year first above written.

OPERATING SUBSIDIARY:

LANCER PARTNERSHIP, LTD. limited partnership

By:	Lancer Capital Corporation, a Delaware corporation, general partner

	By:	/s/SCOTT ADAMS
	Name:	Scott Adams
	Title:	Secretary

MEXICO SUBSIDIARY:

LANCER DE MEXICO, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of the United Mexican States

By:	/s/SCOTT ADAMS
Name:	Scott Adams
Title:	Secretario

GUARANTORS:

LANCER CORPORATION, a Texas corporation

By:	/s/SCOTT ADAMS
Name:	Scott Adams
Title:	Secretary

SERVICIOS LANCERMEX, S.A. de C.V.,
a sociedad anónima de capital variable
organized under the laws of the United
Mexican States, solely as guarantor of the
indebtedness of Lancer de Mexico, S.A. de
C.V.

By:	/s/SCOTT ADAMS
Name:	Scott Adams
Title:	Secretario

INDUSTRIAS LANCERMEX, S.A. de
C.V., a sociedad anónima de capital variable
organized under the laws of the United
Mexican States, solely as guarantor of the
indebtedness of Lancer de Mexico, S.A. de
C.V.

By:	/s/SCOTT ADAMS
Name:	Scott Adams
Title:	Secretario

LANCER INTERNATIONAL SALES, INC., a Texas corporation

By:	/s/SCOTT ADAMS
Name:	Scott Adams
Title:	Secretary

AGENT/BANKS:

THE FROST NATIONAL BANK, a national banking association, Individually and as the Agent

By:	/s/KELLY WEAVER
Name:	Kelly Weaver
Title:	Vice President

WHITNEY NATIONAL BANK, a national banking association

By:	/s/ROBERT BROWNING
Name:	Robert Browning
Title:	Senior Vice President

HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation

By:	/s/PAUL J. RUBRICH
Name:	Paul J. Rubrich
Title:	Vice President

ANNEX A

THE FROST NATIONAL BANK, a national banking association

1.	Domestic Lending Office:

	The Frost National Bank
	100 West Houston Street
	San Antonio, Texas 78205

2.	LIBOR Lending Office:

	The Frost National Bank
	100 West Houston Street
	San Antonio, Texas 78205

3.	Term A Commitment:		$5,093,375.00

4.	Term B Commitment:		$650,000.00

5.	Revolving Commitment:		$12,500,000.00

6.	Acquisition Commitment:		0

7.	Total Commitment:		$18,243,375.00

8.	Information for Notices:

	The Frost National Bank
	100 West Houston Street
	San Antonio, Texas 78205
	Attention: Beth Weakley
	Phone:	(210) 220-5393
	Fax:	(210) 220-4626

Annex A-1

ANNEX A

WHITNEY NATIONAL BANK, a national banking association

1.	Domestic Lending Office:

	Whitney National Bank
	228 St. Charles Avenue New Orleans, Louisiana 70130

2.	LIBOR Lending Office.

	Whitney National Bank
	228 St. Charles Avenue
	New Orleans, Louisiana 70130

3.	Term A Commitment:		$1,701,187.25

4.	Term B Commitment:		$217,100.00

5.	Revolving Commitment:		$4,175,000.00

6.	Acquisition Commitment:		0

7.	Total Commitment:		$6,093,287.25

8.	Information for Notices:

	Whitney National Bank
	228 St. Charles Avenue
	New Orleans, Louisiana 70130
	Attention Robert L. Browning, Senior Vice President

	Phone:	(504) 586-7163
	Fax:	(504) 552-4622

Annex A-2

ANNEX A

HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation

1.	Domestic Lending Office:

	Harris Trust and Savings Bank
	111 West Monroe Street 5 East
	Chicago, Illinois 60603

2.	LIBOR Lending Office.

	Harris Trust and Savings Bank
	111 West Monroe Street 5 East
	Chicago, Illinois 60603

3.	Term A Commitment:		$3,392,187.75

4.	Term B Commitment:		$432,900.00

5.	Revolving Commitment:		$8,325,000.00

6.	Acquisition Commitment:		0

7.	Total Commitment:		$12,150,087.75

8.	Information for Notices:

	Harris Trust and Savings Bank
	111 West Monroe Street 5 East
	Chicago, Illinois 60603
	Attention: Tim Broccolo

	Phone:	(312) 461-2752
	Fax:	(312) 765-8382

Annex A-3

ANNEX A

Address for Operating Subsidiary:

Lancer Partnership, Ltd.
6655 Lancer Boulevard
San Antonio, Texas 78219
Attention: Chief Financial Officer
Phone:	(210) 310-7000
Fax:	(210) 310-7091

Address for Mexico Subsidiary:

Lancer de Mexico, S.A. de C.V.
c/o Lancer Corporation
6655 Lancer Boulevard
San Antonio, Texas 78219
Attention: Chief Financial Officer
Phone:	(210) 310-7000
Fax:	(210) 310-7091

Address for Parent Company:

Lancer Corporation
6655 Lancer Boulevard
San Antonio, Texas 78219
Attention: Chief Financial Officer
Phone:	(210) 310-7000
Fax:	(210) 310-7091

Address for Lancer Capital, Lancer International, Servicios Lancermex, Industrias Lancermex

6655 Lancer Boulevard
San Antonio, Texas 78219
Attention: Chief Financial Officer
Phone:	(210) 310-7000
Fax:	(210) 310-7091